UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: August 14, 2017
Date of earliest event reported: August 10, 2017
Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS	66062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 764-1045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
In working with our auditors on the unaudited financial statements to be included in our quarterly report on Form 10-Q in the days following the issuance of our earning release on August 10, 2017, we made certain revisions related to accounting for the Provant merger. We adjusted transaction costs by $364,000 resulting in a reduced net loss and modified the classification of certain items on the balance sheet. These changes do not affect our earnings guidance, which we reaffirm. The revised, unaudited financial statements are attached hereto as Exhibit 99.1, which is incorporated herein by reference. The information furnished in this section of the Current Report on Form 8-K and Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)
On August 10, 2017, Hooper Holmes, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).
(b)
The Company had 25,838,698 shares of Common Stock outstanding as of June 19, 2017, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 17,860,955 shares of Common Stock, or approximately 69.12% of the shares of Common Stock entitled to vote, were present in person or represented by proxy constituting a quorum. The following sets forth information regarding the final results of the voting at the Annual Meeting:
Election of Directors. The Company’s shareholders elected seven directors, Ronald V. Aprahamian, Henry E. Dubois, Paul Daoust, Larry Ferguson, Frank Bazos, Thomas A. Watford and James Foreman, each to serve for a term of one year and until their successors are duly elected and qualified. The following is a breakdown of the voting results:

Director	Votes For	Votes Withheld	Broker Non-Votes
Ronald V. Aprahamian	15,710,406	2,150,549
Henry E. Dubois	15,686,278	2,174,677
Paul Daoust	15,686,260	2,174,695
Larry Ferguson	15,685,291	2,175,664
Frank Bazos	15,711,882	2,149,073
Thomas A. Watford	15,683,761	2,177,194
James Foreman	15,687,719	2,173,236

Third Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan. The Company’s shareholders approved the Third Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan for the purposes of increasing the number of shares available for issuance under the Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,376,627	2,470,212	14,116

Non-Binding Advisory Vote on Executive Compensation. The Company’s shareholders approved, by non-binding vote, the compensation of the Company’s named executive officers, as disclosed in the Compensation of Executive Officers section, the compensation tables and the narrative discussion in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 30, 2017. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,581,013	2,275,228	4,714

Item 7.01.    Regulation FD Disclosure.
The disclosure set forth above in Item 2.02 of this Current Report is hereby incorporated by reference into this Item 7.01.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Unaudited financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: August 14, 2017	By:	/s/ Steven Balthazor
Steven Balthazor, CFO